KEY MUTUAL FUNDS
    SBSF FUND
         SBSF CONVERTIBLE SECURITIES FUND
             SBSF CAPITAL GROWTH FUND
                  SBSF MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               NOVEMBER 30, 1995

                                    [LOGO]

                                    [LOGO]

                      ------------------------------------

                      SHARES OF KEY MUTUAL FUNDS ARE NOT
                      INSURED BY THE FDIC; ARE NOT
                      DEPOSITS OR OTHER OBLIGATIONS OF, OR
                      GUARANTEED BY, ANY KEYCORP BANK,
                      SPEARS, BENZAK, SALOMON & FARRELL,
                      INC. OR THEIR AFFILIATES; AND ARE
                      SUBJECT TO INVESTMENT RISKS,
                      INCLUDING POSSIBLE LOSS OF THE
                      PRINCIPAL AMOUNT INVESTED.

                      Spears, Benzak, Salomon & Farrell,
                      Inc. ("Spears"), an indirect wholly
                      owned subsidiary of KeyCorp, is the
                      investment adviser to Key Mutual
                      Funds. Spears and Key Trust Company
                      of Ohio, N.A., the Funds' custodian
                      and also a subsidiary of KeyCorp,
                      receive fees from Key Mutual Funds
                      for their services. Key Mutual Funds
                      are distributed by Concord Financial
                      Group, which is not affiliated with
                      Spears, KeyCorp, any KeyCorp bank or
                      their affiliates.

                      ------------------------------------

                      ------------------------------------

                      THIS REPORT IS SUBMITTED FOR THE
                      GENERAL INFORMATION OF THE
                      SHAREHOLDERS OF THE FUNDS. IT IS NOT
                      AUTHORIZED FOR DISTRIBUTION TO
                      PROSPECTIVE INVESTORS IN THE FUNDS
                      UNLESS PRECEDED OR ACCOMPANIED BY AN
                      EFFECTIVE PROSPECTUS, WHICH INCLUDES
                      INFORMATION REGARDING THE FUNDS'
                      OBJECTIVES AND POLICIES, EXPERIENCE
                      OF ITS MANAGEMENT, MARKETABILITY OF
                      SHARES, AND OTHER INFORMATION.

                      ------------------------------------

KEY MUTUAL FUNDS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present our first Annual Report under the new banner of Key Mutual Funds for the year ended November 30, 1995. While SBSF Funds, Inc. is now operating under a different name, the principals of our adviser, Spears, Benzak, Salomon & Farrell, Inc., continue to provide active management of each of the SBSF portfolios. Our commitment to providing you with the highest level of service also remains the same, as do the names of our four Funds: the SBSF Fund, the SBSF Convertible Securities Fund, the SBSF Capital Growth Fund and the SBSF Money Market Fund. You will now find the Funds in your newspapers listed under the heading "Key Funds."

1995 IN REVIEW

Buoyed by near-perfect conditions, the domestic financial markets enjoyed a spectacular year in 1995. Defying predictions of modest returns, stocks registered their strongest annual gain in over three decades, while bonds recovered from one of their worst years ever to post one of their best advances since the 1920s. Every significant domestic equity benchmark bulled its way to all-time highs, including the widely followed Dow Jones Industrial Average, which smashed through both 4,000 and 5,000 within the span of nine months, barely pausing to enjoy the accomplishments.

Our equity Funds participated in the market's advance, posting total returns well above their historical averages. Included herein are charts illustrating the investment performance of each of our equity Funds, net of expenses and fees.

SBSF FUND

The SBSF Fund's performance was greatly aided by its heavy concentration in financial stocks, including banks, insurance companies and financial intermediaries, which benefited from the decline in interest rates throughout the year. A number of portfolio companies were the target of takeover bids at substantial premiums to prevailing market prices, and several more announced significant restructurings that were warmly greeted by investors. Although the SBSF Fund's exposure to technology was limited due to valuation considerations, its major holdings in this rapidly growing industry delivered very strong performance.

SBSF CONVERTIBLE SECURITIES FUND

The convertible securities market enjoyed a strong year as well, benefiting from the strong performance of both the stock and the bond markets. The SBSF Convertible Securities Fund posted better than 20% returns for the third time in five years, boosted by its investments in certain companies that were the subject of takeover bids and by its holdings in the financial and health care industries, including pharmaceuticals. The SBSF Convertible Securities Fund maintains its philosophy of seeking high-yielding securities, which provide ample income while offering substantial long-term appreciation potential.

SBSF CAPITAL GROWTH FUND

As hot as technology stocks were throughout much of 1995, biotechnology issues were even hotter, especially in the fourth quarter. The SBSF Capital Growth Fund was well-represented in both industries, as well as the telecommunications, entertainment and financial services industries, all of which contributed to the Fund's strong performance. We think that investors will favor companies with superior earnings growth in 1996, and the SBSF Capital Growth Fund is fully invested in small and mid-capitalization companies that are expected to deliver such favorable profit gains.

SBSF MONEY MARKET FUND

The Federal Reserve reversed course in 1995. After starting the year with its seventh consecutive increase in the Federal Funds rate, the Fed adopted a policy of monetary ease in July when it lowered both the Fed Funds and the discount rate. As a result, the 7-day effective yield of the SBSF Money Market Fund fell from a high of 5.59% in April to 4.90% (SEC yield 4.78%) at the end of November, little changed from its year-earlier level.

THE OUTLOOK FOR 1996

Flush with the wonderful returns of 1995, investors begin 1996 asking, is an encore in store for this year?

Maybe, maybe not. History suggests that the probability of sustaining such extraordinary returns for more than one year is low. However, the preponderance of evidence points to a continuation in 1996 of the slow growth, low inflation economic environment that is quite favorable for financial assets. Consumers' debt burdens are high, savings are low, and there appears to be little pent-up demand for anything despite lower financing costs. The industrial side of the economy is weak, restrained by tepid final demand and an ongoing inventory correction. Trade has yet to show any bounce, and government expenditures promise to be restrained regardless of the final details of any budget compromise. Even investment spending is expected to decelerate, though it will likely remain the strongest component of GDP, bolstered by corporations' pursuit of ever greater efficiency. Assuming that this pursuit proves successful, earnings could grow even without the benefit of revenue gains, though at a substantially slower pace than in 1995. Perhaps most important, inflation is expected to remain in check, as productivity enhancements and modest wage and benefit increases neutralize any impact of higher commodity costs (e.g., natural gas, which has soared with the onset of cold weather). Steady inflation of 2.5%-3.0% leaves room for the Federal Reserve to lower short-term interest rates further, which could provide support for stock and bond prices.

On the other hand, valuation may be a constraint on the market's upside potential. Despite their reasonable price/earnings ratio, stocks enter the new year with record high price/sales and price/book value ratios and a record low dividend yield. Were interest rates to drop, the expected P/E ratio would expand; however, we are concerned that earnings estimates based on this benign economic outlook are too high, and question whether the tarnish of disappointment would overwhelm the favorable influence of lower rates.

The disturbing political circus transpiring in Washington reminds us that all economic and stock market forecasts are more suspect than usual this year. Not only are projections being made with incomplete data (the result of the partial government shutdown), the ultimate course of many significant sectors relies upon the favor of our elected officials, whose actions are even less predictable than investors'. With this caveat in mind, we believe there is a growing risk that the consensus outlook is too optimistic. The likelihood of a recession has increased as employment trends have deteriorated, threatening income growth, undermining confidence and dampening consumers' propensity to spend. Should the economy weaken meaningfully, earnings will almost certainly decline, as we doubt that costs could be cut fast enough to compensate for revenue shortfalls. In reaction, we think stocks would suffer a long-overdue correction of at least 10%, the first decline of that magnitude since 1990.

Regardless of which economic scenario plays out, the ingredients for a stalemate between the bulls and the bears are in place. We think that domestic stocks will trade within a tighter range in 1996 than last year, with perhaps 15%-20% separating the high and the low for the year. It is difficult to envision substantially greater upside potential, given meager earnings prospects at best; on the other hand, bear markets rarely begin when the Fed is easing.

The challenge facing investors, ourselves included, is identifying those companies that are best equipped to weather the slow/no growth environment ahead. In this environment, we believe that the market will distinguish between secular and cyclical earnings growth, rewarding the former with substantial valuation premiums and penalizing the latter with unusually wide discounts. Earliness will be the investor's bane in 1996; those who buy "value" (i.e., low P/Es) or sell "growth" (high P/Es) too soon will likely lag the averages. However, we will not sacrifice our value discipline to market fashion. We doubt that the high fliers of 1995 will continue to lead the way this year, and we expect to take advantage of opportunities to sell current holdings when valuations are extended. Concurrently, we will seek to establish new positions in stocks that we judge to offer outstanding long-term potential, but only when we believe the price exposes our portfolios to reasonable risk.

Each new year brings new challenges and new opportunities. We look forward to navigating what promises to be an interesting and sometimes surprising voyage through the market's murky waters, and we welcome your questions and comments.

      Respectfully submitted,

      For the Adviser:                               For the Key Mutual Funds'
                                                     Board of Directors:

  /s/ Louis R. Benzak                            /s/ Frank A. Weil

      -----------------------------------------      --------------------------
      Louis R. Benzak                                Frank A. Weil
      Spears, Benzak, Salomon & Farrell, Inc.        Non-Executive Chairman
      Vice Chairman                                  January 17, 1996
      January 17, 1996

--------------------------------------------------------------------------------

An investment in the SBSF Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate and there can be no assurance that the SBSF Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. The SBSF Capital Growth Fund maintains investments in small capitalization companies. These investments have historically experienced a greater degree of volatility than their large capitalization counterparts.

--------------------------------------------------------------------------------

TOP 5 EQUITY POSITIONS AT NOVEMBER 30, 1995

                          SBSF FUND*                                            SBSF CONVERTIBLE SECURITIES FUND*
                          ---------                                             --------------------------------
                                                         % OF                                                              % OF
                                                         NET                                                               NET
COMPANY                                      VALUE      ASSETS    COMPANY                                      VALUE      ASSETS
-------                                    ----------   ------    -------                                    ---------    ------
1. American International Group, Inc.      $8,750,625     7.7%    1. Unocal Corp., 7%, $3.50, Conv. Pfd.     $3,165,000     4.6%
2. General Electric Co.                     5,043,750     4.4     2. AK Steel Holding, 7%, Conv. Pfd.         2,550,000     3.7
3. Cellular Communications Class A          4,787,500     4.2     3. Amax Gold, $3.75, Ser. B, Conv. Pfd.     2,550,000     3.7
4. Avatar Holdings, Inc.                    4,356,165     3.8     4. Bankers Trust NY Corp.                   2,270,625     3.3
5. J.P. Morgan & Co., Inc.                  3,925,000     3.4     5. First Bank System, Inc.,
                                                                     $3.5625, Conv. Pfd.                      2,259,375     3.3

                                                   SBSF CAPITAL GROWTH FUND*

                                                                                         % OF
                                                                                         NET
                                COMPANY                                      VALUE      ASSETS
                                -------                                   -----------   ------
                                1. AT&T Capital Corp.                        $352,662     4.2%
                                2. H&R Block, Inc.                            315,950     3.7
                                3. AirTouch Communications, Inc.              291,250     3.5
                                4. Genetics Institute, Inc.                   263,250     3.1
                                5. PartnerRe Holdings, Ltd., ADR              257,050     3.1

* Each Fund's composition is subject
 to change as market conditions warrant.


                                   SBSF FUND

                        PERFORMANCE FOR THE PERIOD FROM
                     DECEMBER 1, 1985 TO NOVEMBER 30, 1995

                                   SBSF FUND
                                      VS.
                                    S&P 500


                   1986       1987       1988       1989       1990       1991       1992       1993       1994       1995
                  ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
SBSF Fund         11,155     10,323     12,525     16,288     16,181     18,267     19,830     24,381     23,165     30,200

S&P 500           12,768     12,169     14,980     19,572     18,879     22,717     26,938     29,707     30,052     41,174

                                                 (Fiscal Years Ending November 30)

                                                                             SBSF
                                                                             FUND
                                                                            ------
           Fiscal 1995 Total Return                                         +30.37%
           5 Year Average Annual Total Return                               +13.29%
           10 Year Average Annual Total Return                              +11.69%
           Average Annual Return since inception (October 17, 1983)         +12.80%

--------------------------------------------------------------------------------

The above presentation is a hypothetical illustration of the results of a $10,000 investment on December 1, 1985 and the subsequent reinvestment of all income dividends and capital gains distributions through November 30, 1995. Investment return and principal value of an investment in the SBSF Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

The S&P 500 is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Fund are net of fees and expenses.

                        SBSF CONVERTIBLE SECURITIES FUND

                        PERFORMANCE FOR THE PERIOD FROM
                APRIL 14, 1988 (INCEPTION) TO NOVEMBER 30, 1995

                        SBSF CONVERTIBLE SECURITIES FUND
                                      VS.
                    LIPPER CONVERTIBLE SECURITIES FUND INDEX
                                      VS.
                                    S&P 500

                                               1988       1989       1990       1991       1992       1993       1994       1995
                                              ------     ------     ------     ------     ------     ------     ------     ------
SBSF Convertible Securities Fund              10,142     11,944     11,326     14,308     15,910     19,477     18,628     22,433
Lipper Convertible Securities Fund Index      10,419     12,224     11,455     13,897     16,461     18,869     18,334     21,622
S&P 500                                       10,821     14,138     13,638     16,411     19,459     21,460     21,709     29,743

                                                 (Fiscal Years Ending November 30)

                                                                                    SBSF
                                                                                 CONVERTIBLE
                                                                               SECURITIES FUND
                                                                               ---------------
        Fiscal 1995 Total Return                                                    +20.43%
        5 Year Average Annual Total Return                                          +14.65%
        Average Annual Return since inception (April 14, 1988)                      +11.18%

--------------------------------------------------------------------------------

The above presentation is a hypothetical illustration of the results of a $10,000 investment on April 14, 1988 (inception) and the subsequent reinvestment of all income dividends and capital gains distributions through November 30, 1995. Investment return and principal value of an investment in the SBSF Convertible Securities Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

The Lipper Convertible Securities Fund Index is an equal-weighted index of the largest mutual funds whose portfolios consist primarily of convertible bonds and convertible preferred stocks. The S&P 500 is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Convertible Securities Fund are net of fees and expenses.

                            SBSF CAPITAL GROWTH FUND

                        PERFORMANCE FOR THE PERIOD FROM
               NOVEMBER 1, 1993 (INCEPTION) TO NOVEMBER 30, 1995

                            SBSF CAPITAL GROWTH FUND
                                      VS.
                                NASDAQ COMPOSITE
                                      VS.
                                S&P MIDCAP INDEX


                                                     11/30/93     5/31/94     11/30/94    5/31/95     11/30/95
                                                     --------     --------    --------    -------     --------
SBSF Capital Growth Fund                              9,850        9,450        9,450      10,475      12,288
Nasdaq Composite                                      9,625        9,380        9,572      11,057      13,589
S&P MidCap Index                                      9,749        9,791        9,745      11,118      12,909

                                                                                      SBSF
                                                                                     CAPITAL
                                                                                     GROWTH
                                                                                      FUND
                                                                                     -------
        Fiscal 1995 Total Return                                                     +30.03%
        Average Annual Return since inception (November 1, 1993)                     +10.40%

--------------------------------------------------------------------------------

The above presentation is a hypothetical illustration of the results of a $10,000 investment on November 1, 1993 (inception) and the subsequent reinvestment of all income dividends and capital gains distributions through November 30, 1995. Investment return and principal value of an investment in the SBSF Capital Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

The Nasdaq Composite is an index of stocks listed on The Nasdaq Stock Market, Inc. The S&P MidCap Index is an index of 400 medium capitalization stocks listed on major exchanges and traded in the over-the-counter-market. These indices are unmanaged and therefore not subject to any fees or expenses. The performance figures represented for the SBSF Capital Growth Fund are net of fees and expenses.

SBSF FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS -- 95.7%
AUTOMOBILE -- 2.5%
    100,000   Ford Motor Co..............  $  2,825,000
                                           ------------
BANKS & BANK HOLDING CO. -- 10.4%
     30,000   BankAmerica Corp...........     1,908,750
     50,000   Deposit Guaranty Corp......     2,325,000
    100,000   ISB Financial Corp.........     1,575,000
     50,000   J.P. Morgan & Co., Inc.....     3,925,000
    100,000   Poughkeepsie Savings Bank..       462,500
     43,000   Standard Federal Bancorp...     1,650,125
                                           ------------
                                             11,846,375
                                           ------------
BIOTECHNOLOGY -- 5.0%
     44,000   Genentech, Inc. *..........     2,249,500
     78,000   Genetics Institute, Inc.* .     3,422,250
                                           ------------
                                              5,671,750
                                           ------------
COMMUNICATIONS - 1.3%
    181,800   Osborn Communications*.....     1,431,675
                                           ------------
CONGLOMERATES - 5.0%
    150,000   Hanson, PLC, ADR...........     2,287,500
    225,000   Noel Group, Inc. *.........     1,406,250
    125,000   U.S. Industries, Inc. *....     2,031,250
                                           ------------
                                              5,725,000
                                           ------------
CONSUMER PRODUCTS - 4.4%
     75,000   General Electric Co........     5,043,750
                                           ------------
ELECTRONICS - 2.2%
     18,000   Lam Research Corp. *.......       985,500
     25,000   Intel Corp.................     1,521,875
                                           ------------
                                              2,507,375
                                           ------------
FINANCE & FINANCIAL SERVICES - 2.5%
     37,000   Federal Home Loan Mortgage
                Corp.....................     2,849,000
      1,300   John Nuveen Co. Class A....        34,938
                                           ------------
                                              2,883,938
                                           ------------
HOMEBUILDING - 3.0%
    175,000   Beazer Homes USA, Inc. *...     3,368,750
                                           ------------
HOSPITAL & HEALTH CARE - 2.5%
     30,000   Columbia/HCA Healthcare....     1,548,750
     75,000   Tenet Healthcare Corp. *...     1,340,625
                                           ------------
                                              2,889,375
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (CONTINUED)
INSURANCE - 15.5%
    100,000   PartnerRe Holdings, Ltd.,
                ADR......................  $  2,650,000
     97,500   American International
                Group, Inc...............     8,750,625
    250,077   First Central Financial
                Corp.....................     1,703,650
     12,000   General Re Corp............     1,795,500
     50,000   UNUM Corp..................     2,706,250
                                           ------------
                                             17,606,025
                                           ------------
METALS & MINING - 5.8%
    111,937   Echo Bay Mines Ltd.........     1,161,346
    200,000   Horsham Corp...............     2,725,000
     35,202   Newmont Mining Corp........     1,518,086
    100,000   Santa Fe Pacific Gold
                Corp.....................     1,200,000
                                           ------------
                                              6,604,432
                                           ------------
OIL & GAS AND RELATED - 10.8%
    355,160   Santa Fe Energy
                Resources*...............     3,285,230
     50,000   Tosco Corp.................     1,906,250
    175,000   USX-Marathon Group.........     3,215,625
     50,000   Union Pacific Resources
                Group, Inc...............     1,162,500
    100,000   Unocal Corp................     2,687,500
                                           ------------
                                             12,257,105
                                           ------------
ENTERTAINMENT - 2.3%
     65,000   Time Warner, Inc...........     2,600,000
                                           ------------
REAL ESTATE - 7.1%
    119,347   Avatar Holdings, Inc. *....     4,356,165
    100,000   Cousins Properties, Inc....     1,837,500
     30,000   Milwaukee Land Co.*........       213,750
    100,000   Security Capital Industrial
                Trust (REIT).............     1,662,500
                                           ------------
                                              8,069,915
                                           ------------
STEEL - 4.5%
    100,000   AK Steel Holding Corp .....     3,462,500
    100,000   J & L Specialty Steel,
                Inc......................     1,650,000
                                           ------------
                                              5,112,500
                                           ------------
TECHNOLOGY - 3.8%
     14,600   Banctec, Inc. *............       281,050
     35,000   Cablevision Systems Corp.
                Class A *................     1,942,500
     54,000   DSC Communications Corp.*..     2,139,750
                                           ------------
                                              4,363,300
                                           ------------

                See accompanying Notes to Financial Statements.

SBSF FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION - 7.1%
    115,000   AirTouch Communications,
                Inc.*....................  $  3,349,375
    100,000   Cellular Communications,
                Inc. Class A *...........     4,787,500
                                           ------------
                                              8,136,875
                                           ------------
              Total Common Stocks (Cost
                $87,110,785).............   108,943,140
                                           ------------
CONVERTIBLE PREFERRED STOCKS &
WARRANTS - 1.8%
INSURANCE - 0.0%
          1   First Central Financial
                Corp. Series B Warrant*,
                Expire 3/19/96 **........        32,000
                                           ------------
STEEL - 1.8%
     61,000   AK Steel Holding Corp.
                7% Conv. Pfd.............     2,074,000
                                           ------------
              Total Convertible Preferred
                Stocks & Warrants
                (Cost $1,767,660)........     2,106,000
                                           ------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
CONVERTIBLE CORPORATE BONDS - 0.5%
ENTERTAINMENT - 0.5%
$   494,450   Time Warner, Inc., Sub.
                Deb., 8.75%, 1/10/15.....  $    514,846
                                           ------------
              Total Convertible Corporate
                Bonds
                (Cost $518,920)..........       514,846
                                           ------------
U.S. GOVERNMENT SECURITIES -- 1.0%
U.S. TREASURY BILLS -- 1.0%++
    345,000   5.225%, 5/16/96............       336,548
    145,000   5.260%, 5/30/96............       141,172
    725,000   5.280%, 5/30/96............       705,860
                                           ------------
              Total U. S. Government
                Securities
                (Cost $1,183,557)........     1,183,580
                                           ------------
Total Investments
  (Cost $90,580,922)+..........   99.0%    $112,747,566
Other assets, net of other
  liabilities..................    1.0%       1,102,863
                                 -----     ------------
Net Assets.....................  100.0%    $113,850,429
                                 =====     ============

--------------------------------------------------------------------------------
NOTES TO STATEMENT OF INVESTMENTS:

    * Non-income producing.
   ** Series B Warrant, exercisable for the purchase of 123,077 shares of common stock, was acquired in April,
      1993 at no cost and is restricted. This security (0.03% of net assets at November 30, 1995) is valued as determined in good faith under the supervision of the Board of Directors.
    + At November 30, 1995, the net unrealized appreciation on investments based on cost for Federal income tax purposes of $90,580,922, amounted to $22,166,644, which consisted of gross unrealized appreciation of $23,438,121 and gross unrealized depreciation of $1,271,477.
   ++ Rate shown represents annualized yield on date of purchase.
  ADR American Depository Receipt.
 REIT Real Estate Investment Trust.

                See accompanying Notes to Financial Statements.
SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS -- 21.1%
BANKS & BANK HOLDING COMPANIES -- 3.3%
     35,000   Bankers Trust NY Corp......  $  2,270,625
                                           ------------
COMMUNICATIONS -- 0.4%
     15,000   Comcast Corp. Class A
                Special..................       296,250
                                           ------------
CONGLOMERATES -- 1.3%
     60,000   Hanson, PLC, ADR...........       915,000
                                           ------------
FOOD & RELATED -- 2.1%
     35,620   ConAgra, Inc...............     1,420,347
                                           ------------
INSURANCE -- 1.0%
      5,860   CIGNA Corp.................       644,600
                                           ------------
METALS & MINING -- 2.6%
     41,214   Newmont Mining Corp........     1,777,354
                                           ------------
OIL & GAS -- 3.0%
      9,523   Amoco Corp.................       645,183
     75,000   USX-Marathon Group.........     1,378,125
                                           ------------
                                              2,023,308
                                           ------------
TELECOMMUNICATIONS -- 1.4%
     35,000   CommNet Cellular, Inc. *...       949,375
                                           ------------
UTILITIES -- 6.0%
     15,000   Boston Edison Co...........       418,125
     20,000   Houston Industries, Inc....       915,000
     20,000   Unicom Corp................       640,000
     20,000   Union Electric Co..........       802,500
     25,000   Utilicorp United, Inc......       696,875
     30,000   Washington Gas Light Co....       626,250
                                           ------------
                                              4,098,750
                                           ------------
              Total Common Stocks
                (Cost $12,428,118).......    14,395,609
                                           ------------
PREFERRED STOCKS -- 46.9%
CONVERTIBLE PREFERRED STOCKS - 42.3%
BANKS & BANK HOLDING COMPANIES -- 6.4%
     25,000   First Bank System, Inc.
                $3.5625..................     2,259,375
     30,000   Glendale Federal Bank,
                Series E.................     1,267,500
     50,000   Independence Bancorp, Inc.
                9%, Series A.............       843,750
                                           ------------
                                              4,370,625
                                           ------------
PAPER & FOREST PRODUCTS -- 1.8%
     25,000   James River Corp.,
                Series L.................     1,253,125
                                           ------------
ELECTRONICS EQUIPMENT -- 2.2%
     90,000   Westinghouse Electric,
                $1.30, Series C ++.......     1,507,500
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
PREFERRED STOCKS (CONTINUED)
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
HOMEBUILDING -- 2.7%
     60,000   Beazer Homes USA, Inc.,
                8%.......................  $  1,815,000
                                           ------------
INSURANCE -- 4.0%
     28,000   Jefferson Pilot Corp.,
                7.25%....................     2,051,000
     10,000   PennCorp Financial Group,
                Inc., $3.375.............       675,000
                                           ------------
                                              2,726,000
                                           ------------
LEISURE & ENTERTAINMENT -- 1.2%
     20,000   AMC Entertainment, Inc.
                $1.75....................       780,000
                                           ------------
METALS & MINING -- 3.7%
     50,000   Amax Gold, Inc.
                $3.75, Series B..........     2,550,000
                                           ------------
OIL & GAS -- 9.2%
     20,000   Diamond Shamrock, Inc.
                $2.50++..................     1,095,000
     20,000   Lomak Petroleum, Inc.
                7.5%**...................       525,000
     58,600   Noble Drilling Corp.,
                $1.50....................     1,465,000
     60,000   Unocal Corp., 7%, $3.50....     3,165,000
                                           ------------
                                              6,250,000
                                           ------------
REAL ESTATE -- 3.4%
     27,000   Catellus Development Corp.
                Series B, Exch. ++.......     1,039,500
     50,000   Oasis Residential, Inc.
                $2.25, Series A..........     1,250,000
                                           ------------
                                              2,289,500
                                           ------------
STEEL -- 3.7%
     75,000   AK Steel Holding Corp.,
                7%.......................     2,550,000
                                           ------------
TECHNOLOGY -- 4.0%
     30,000   Cablevision Systems Corp.
                8.50%, Series I..........       832,500
     20,000   General Motors Corp. Series
                C........................     1,435,000
     14,500   UNISYS Corp., $3.75
                Series A.................       442,250
                                           ------------
                                              2,709,750
                                           ------------
              Total Convertible
                Preferred Stocks
                (Cost $25,730,093).......    28,801,500
                                           ------------

                See accompanying Notes to Financial Statements.

SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
PREFERRED STOCKS (CONTINUED)
NON-CONVERTIBLE PREFERRED STOCKS -- 4.6%
BANKS & BANK HOLDING COMPANIES -- 4.6%
     30,000   Chevy Chase Savings Bank
                13%, Series A............  $    915,000
     25,000   Fidelity Federal Bank
                12%, Series A............       625,000
     59,000   Riggs National Corp.
                10.75%, Series B.........     1,622,500
                                           ------------
                                              3,162,500
                                           ------------
              Total Non-Convertible
                Preferred Stocks
                (Cost $2,972,000)........     3,162,500
                                           ------------
              Total Preferred Stocks
                (Cost $28,702,093).......    31,964,000
                                           ------------

 PRINCIPAL
  AMOUNT
-----------
CORPORATE BONDS -- $23.1%
CONVERTIBLE BONDS -- 20.5%
BANKS & BANK HOLDING COMPANIES -- 2.6%
$   600,000   First Republic Bancorp,
                Inc., Sub. Debs., 7.25%,
                12/1/02..................       600,750
    400,000   Fort Bend Holding Corp.
                Sub. Debs., 8.00%,
                12/1/05..................       402,000
    600,000   Midlantic Bank, Inc., Sub.
                Debs., 8.25%, 7/1/10.....       738,000
                                           ------------
                                              1,740,750
                                           ------------
DRUGS & HEALTH CARE -- 0.8%
    500,000   Centocor, Inc., Sub. Debs.,
                7.25%, 2/1/01............       443,750
    216,000   Medical Imaging Centers of
                America, Inc., Sub.
                Debs., 6.00%,
                4/30/99 **...............       100,440
                                           ------------
                                                544,190
                                           ------------
INSURANCE -- 2.5%
    600,000   American Travellers Corp.
                Sub. Debs., 6.50%,
                10/1/05..................       760,500
    300,000   First Central Financial
                Corp., Sub. Debs., 9.00%,
                8/1/00 **................       300,000
    600,000   Trenwick Group, Inc., Sub.
                Debs., 6.00%, 12/15/99...       653,250
                                           ------------
                                              1,713,750
                                           ------------


 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS $(CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
METALS & MINING -- 1.0%
$   700,000   Homestake Mining Co., Euro,
                Sub. Deb., 5.50%
                6/23/00++................  $    689,500
                                           ------------








OFFICE EQUIPMENT -- 1.4%
  1,000,000   UNISYS Corp., Sub. Note,
                8.25%, 8/1/00............       918,750
                                           ------------
OIL & GAS -- 1.3%
    700,000   Pennzoil Co., Sub. Debs.,
                6.50%, 1/15/03...........       862,750
                                           ------------
ENTERTAINMENT -- 2.7%
  1,771,600   Time Warner, Inc., Sub.
                Debs., 8.75%, 1/10/15....     1,844,679
                                           ------------
RETAIL -- 0.7%
    500,000   Price/Costco Inc., Sub.
                Debs., 6.75%, 3/01/01....       506,250
                                           ------------
TECHNOLOGY -- 3.4%
    500,000   General Signal Corp., Sub.
                Debs., 5.75%, 6/1/02.....       520,000
  1,461,000   Recognition International,
                Sub. Debs., 7.25%,
                4/15/11..................     1,307,595
    300,000   3 Com Corp., Sub. Debs.,
                10.25%, 11/1/01++........       486,750
                                           ------------
                                              2,314,345
                                           ------------
TELECOMMUNICATION -- 0.3%
    200,000   International Cabletel,
                Inc. Sub. Debs., 7.25%,
                4/15/05++................       226,500
                                           ------------
UTILITIES -- 3.8%
  2,500,000   Consolidated Natural Gas
                Co., Sub. Debs., 7.25%,
                12/15/15*................     2,600,000
                                           ------------
              Total Convertible Bonds
                (Cost $13,179,692).......    13,961,464
                                           ------------
NON-CONVERTIBLE BONDS -- 2.6%
COMMUNICATIONS -- 1.5%
  1,000,000   Comcast Corp.
                9.375%, 5/15/05..........     1,037,500
                                           ------------
INSURANCE -- 0.8%
    500,000   National Re Corp.
                8.85%, 1/15/05...........       557,500
                                           ------------


                See accompanying Notes to Financial Statements.

SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS (CONTINUED)
NON-CONVERTIBLE BONDS (CONTINUED)
OIL & GAS -- $0.3%
$   200,000   Equitable Resources, Inc.,
                Sub. Debs., 7.50%,
                7/1/99...................  $    210,000
                                           ------------
              Total Non-Convertible Bonds
                (Cost $1,726,237)........     1,805,000
                                           ------------
              Total Corporate Bonds
                (Cost $14,905,929).......    15,766,464
                                           ------------
U.S. GOVERNMENT SECURITIES -- 14.3%
U.S. TREASURY BILLS -- 12.4%***
     20,000   5.240%, 3/14/96............        19,692
  1,000,000   5.250%, 3/14/96............       984,600
    200,000   5.295%, 3/14/96............       196,920
     50,000   5.305%, 3/14/96............        49,230
    110,000   5.380%, 3/14/96............       108,306
    720,000   5.295%, 3/21/96............       707,328
    230,000   5.310%, 3/21/96............       225,952
    200,000   5.305%, 4/18/96............       195,920
  2,000,000   5.310%, 4/18/96............     1,959,200


 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SECURITIES -- 14.3%
U.S. TREASURY BILLS -- 12.4%***
$    50,000   5.240%, 4/25/96............        48,930
     70,000   5.270%, 4/25/96............        68,502
    325,000   5.290%, 4/25/96............       318,045
  2,000,000   5.310%, 5/02/96............     1,955,000
    200,000   5.240%, 5/09/96............       195,300
     50,000   5.225%, 5/16/96............        48,775
    300,000   5.210%, 5/30/96............       292,080
     70,000   5.240%, 5/30/96............        68,152
     50,000   5.260%, 5/30/96............        48,680
  1,000,000   5.315%, 5/30/96............       973,600
                                           ------------
              Total U.S. Treasury Bills
                (Cost $8,465,090)........     8,464,212
                                           ------------
U.S. TREASURY NOTES -- 1.9%
  1,290,000   7.250%, 11/30/96
                (Cost $1,286,090)........  $  1,312,173
                                           ------------
              Total U.S. Government
                Securities
                (Cost $9,751,180)........     9,776,385
                                           ------------
Total Investments
  (Cost $65,787,320)+........   105.4%       71,902,458
Other liabilities, net of
  other assets...............    (5.4%)      (3,690,713)
                               ------      ------------
Net Assets...................   100.0%     $ 68,211,745
                                =====       ===========




















--------------------------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

   *   Non-income producing.
  **   The following securities are restricted:

                                                                                                                      % OF
                                SECURITY                            ACQUISITION COST         DATE ACQUIRED         NET ASSETS
       ----------------------------------------------------------   ----------------      --------------------     ----------
       First Central Financial Corp., Sub. Deb., 9%, 8/1/00             $296,625              August 1988              0.4
       Lomak Petroleum, Inc., 7.5%, Conv. Pfd.                          $500,000               June 1993               0.8
       Medical Imaging Centers of America, Inc., Conv. Sub.
       Deb., 6%, 4/30/99                                                $216,000                May 1989               0.1

       The Fund's prospectus permits the acquisition of restricted securities consistent with the Fund's investment objectives. The Fund has the right to include its shares, upon conversion, in any registration undertaken by the issuing company. These securities are valued as determined in good faith under the supervision of the Board of Directors.
 ***   Rate shown represents annualized yield on date of purchase.
   +   At November 30, 1995, the net unrealized appreciation on investments, based on cost for Federal income tax purposes of $65,787,320, amounted to $6,115,138 which consisted of gross unrealized appreciation of $7,064,535 and gross unrealized depreciation of $949,397.
  ++   These securities are restricted to resale to qualified institutional investors only.
 ADR   American Depository Receipt.




                See accompanying Notes to Financial Statements.

SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
COMMON STOCKS -- 95.2%
AIR FREIGHT -- 1.7%
    5,100   Airborne Freight Corp.........  $   143,437
                                            -----------
AUTOMOTIVE -- 3.6%
    5,400   Borg-Warner Automotive, Inc...      159,975
    5,000   Lear Seating Corp.*...........      140,000
                                            -----------
                                                299,975
                                            -----------
BIOTECHNOLOGY -- 12.1%
    2,400   Amgen, Inc.*..................      119,100
    2,900   Biogen, Inc.*.................      158,050
    7,000   CellPro, Inc.*................       85,750
    6,000   Genetics Institute, Inc.*.....      263,250
    3,100   Genzyme Corp.*................      202,275
   14,550   Neorx Corp.*..................       90,028
   13,000   SangStat Medical Corp.*.......      101,563
                                            -----------
                                              1,020,016
                                            -----------
BROADCASTING -- 0.6%
    6,000   Osborn Communications*........       47,250
                                            -----------
ELECTRONICS -- 7.9%
    2,800   International Rectifier
              Corp.*......................      138,950
    4,000   Lam Research Corp.*...........      219,000
   17,400   Rexel, Inc.*..................      234,900
    7,100   SubMicron Systems, Inc.*......       71,000
                                            -----------
                                                663,850
                                            -----------
FINANCE & FINANCIAL SERVICES -- 7.9%
    8,900   AT&T Capital Corp.............      352,662
    7,100   H&R Block, Inc................      315,950
                                            -----------
                                                668,612
                                            -----------
FOOD & LODGING -- 4.6%
    6,000   Dole Food, Inc................      225,750
   11,800   Servico, Inc.*................      159,300
                                            -----------
                                                385,050
                                            -----------
HOMEBUILDING -- 3.0%
   13,000   Beazer Homes USA, Inc.*.......      250,250
                                            -----------
INSURANCE -- 5.2%
    9,700   PartnerRe Holdings, Ltd.,
              ADR.........................      257,050
    4,350   Orion Capital Corp............      181,613
                                            -----------
                                                438,663
                                            -----------
LEISURE & ENTERTAINMENT -- 6.3%
    7,200   BET Holdings Inc., Class A*...      203,362
    5,250   Gaylord Entertainment Co......      132,563
   15,000   Spelling Entertainment Group,
              Inc.........................      198,750
                                            -----------
                                                534,675
                                            -----------

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (CONTINUED)
OIL & GAS -- 6.4%
   13,000   DLB Oil & Gas, Inc.*..........  $   120,250
    7,000   Noble Affiliates, Inc.........      189,875
    6,000   Tosco Corp....................      228,750
                                            -----------
                                                538,875
                                            -----------
PACKAGING -- 1.9%
   10,000   Brockway Standard Holdings*...      158,750
                                            -----------








RETAIL -- 4.7%
    6,200   AutoZone, Inc.*...............      180,575
    9,000   Hannaford Brothers Co.........      216,000
                                            -----------
                                                396,575
                                            -----------
STEEL -- 2.9%
    7,000   AK Steel Holding Corp.........      242,375
                                            -----------
TECHNOLOGY -- 12.0%
    3,200   Cablevision Systems Corp.
              Class A*....................      177,600
    6,000   Centigram Communication
              Corp.*......................      129,000
    8,300   Cheyenne Software, Inc.*......      192,975
   15,000   Phoenix Technologies Ltd.*....      185,625
   10,500   Planar Systems, Inc.*.........      165,375
    4,300   Reynolds & Reynolds Co. Class
              A...........................      163,938
                                            -----------
                                              1,014,513
                                            -----------
TELECOMMUNICATION -- 7.2%
   10,000   AirTouch
              Communications, Inc.*.......      291,250
    3,400   Cellular Communications, Inc.
              Class A*....................      162,775
    6,800   Mobile Telecommunications
              Technologies, Corp.*........      156,400
                                            -----------
                                                610,425
                                            -----------
MISCELLANEOUS -- 7.2%
    7,000   Dimark, Inc.*.................       98,000
   18,000   Mail-Well, Inc.*..............      207,000
   10,000   Northwest Pipe Co.*...........      100,000
    4,600   Norwood Promotional Products,
              Inc.*.......................       80,500
   20,000   Strategic Distribution,
              Inc.*.......................      125,000
                                            -----------
                                                610,500
                                            -----------
            Common Stocks
              (Cost $6,686,103)...........    8,023,791
                                            -----------



                See accompanying Notes to Financial Statements.

SBSF CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                        VALUE
---------                                   -----------
U.S. GOVERNMENT SECURITIES -- 3.3%
U.S. TREASURY BILLS -- 3.3%++
$  35,000   5.350%, 2/01/96...............  $    34,675
   10,000   5.265%, 3/14/96...............        9,846
  100,000   5.380%, 3/14/96...............       98,460
   25,000   5.305%, 4/18/96...............       24,490
  110,000   5.290%, 5/09/96...............      107,415
                                            -----------
            Total U. S. Government
              Securities (Cost $274,873)..      274,886
                                            -----------
Total Investments
  (Cost $6,960,976)+.........    98.5%        8,298,677
Other assets, net of other
  liabilities................     1.5%          127,777
                               ------      ------------
Net Assets...................   100.0%     $  8,426,454
                                =====       ===========

--------------------------------------------------------------------------------

SBSF MONEY MARKET FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SECURITIES -- 100.0%
U.S. TREASURY BILLS++ -- 100.0%
$   900,000   5.350%, 12/07/95...........  $    899,198
    185,000   5.400%, 12/07/95...........       184,834
    470,000   5.210%, 12/14/95...........       469,116
    925,000   5.125%, 12/21/95...........       922,366
    400,000   5.235%, 12/21/95...........       398,837
  1,300,000   5.445%, 1/04/96............     1,293,315
  1,600,000   5.410%, 1/11/96............     1,590,141
  1,000,000   5.250%, 1/18/96............       993,000
    800,000   5.330%, 1/25/96............       793,485
  1,530,000   5.415%, 2/01/96............     1,515,731
    970,000   5.295%, 2/08/96............       960,156
    200,000   5.355%, 2/08/96............       197,947
     30,000   5.310%, 2/15/96............        29,664
  1,000,000   5.330%, 2/15/96............       988,748
    300,000   5.415%, 2/15/96............       296,570
    525,000   5.290%, 3/07/96............       517,517
    500,000   5.300%, 3/07/96............       492,860
    160,000   5.350%, 3/07/96............       157,694
    300,000   5.360%, 3/07/96............       295,667
    690,000   5.375%, 3/07/96............       680,006
    110,000   5.420%, 3/07/96............       108,393
    280,000   5.450%, 3/07/96............       275,888
     60,000   5.200%, 3/14/96............        59,099
    890,000   5.228%, 3/14/96............       876,560
     80,000   5.230%, 3/14/96............        78,791

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SECURITIES (CONTINUED)
U.S. TREASURY BILLS++ (CONTINUED)
$   485,000   5.235%, 3/14/96............  $    477,665
     30,000   5.295%, 3/14/96............        29,541
    300,000   5.300%, 3/21/96............       295,097
    700,000   5.370%, 3/21/96............       688,410
     85,000   5.270%, 4/18/96............        83,270
    510,000   5.315%, 4/18/96............       499,534
     50,000   5.240%, 5/09/96............        48,836
    850,000   5.255%, 5/09/96............       830,148
    825,000   5.280%, 5/09/96............       805,640
     30,000   5.290%, 5/09/96............        29,295
  1,275,000   5.300%, 5/09/96............     1,244,967
    870,000   5.225%, 5/16/96............       848,913
     85,000   5.190%, 5/30/96............        82,782
    380,000   5.200%, 5/30/96............       370,065
    460,000   5.285%, 5/30/96............       447,777
                                           ------------
              Total U.S. Treasury Bills
                (Cost $21,857,523).......    21,857,523
                                           ------------
Total Investments
  (Cost $21,857,523)+........   100.0%       21,857,523
Other liabilities, net of
  other assets...............     0.0%           (9,184)
                               ------      ------------
Net Assets...................   100.0%     $ 21,848,339
                                =====       ===========

--------------------------------------------------------------------------------

NOTES TO STATEMENTS OF INVESTMENTS:

   *   Non-income producing.
   +   At November 30, 1995, the SBSF Capital Growth Fund's net unrealized appreciation on investments based on cost for Federal income tax purposes of $6,960,976, amounted to $1,337,701, which consisted of gross unrealized appreciation of $1,441,864 and gross unrealized depreciation of $104,163. The SBSF Money
       Market Fund's cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.
  ++   Rate shown represents annualized yield on date of purchase.

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                          SBSF            SBSF             SBSF
                                                                      CONVERTIBLE        CAPITAL          MONEY
                                                        SBSF           SECURITIES        GROWTH           MARKET
                                                        FUND              FUND            FUND             FUND
                                                   --------------     ------------     -----------     ------------
ASSETS:
  Investment in securities, at value...............  $ 112,747,566    $ 71,902,458     $ 8,298,677     $ 21,857,523
  Cash.............................................         18,011          23,172          17,617           17,631
  Receivable for investment securities sold........      1,123,151              --         204,846               --
  Receivable for Fund shares sold..................         23,791          73,153              --              447
  Dividends and interest receivable................        120,170         463,952           2,615               --
  Deferred organizational expenses -- Note 2(e)....             --              --          17,334               --
  Prepaid expenses.................................          6,432           3,715             477            9,272
                                                     -------------    ------------     -----------     ------------
         Total Assets..............................    114,039,121      72,466,450       8,541,566       21,884,873
                                                     -------------    ------------     -----------     ------------
LIABILITIES:
  Payable for investment securities purchased......             --       4,138,870          90,000               --
  Payable for Fund shares redeemed.................             --           5,000              --           18,000
  Due to investment advisor -- Note 3(a)...........         69,009          41,276           5,169               --
  Due to administrator -- Note 3(a)................         16,929          12,364              --            4,375
  Distribution fees payable -- Note 3(c)...........            504           2,002             168               --
  Accrued expenses and other liabilities...........        102,250          55,193          19,775           14,159
                                                     -------------    ------------     -----------     ------------
         Total Liabilities.........................        188,692       4,254,705         115,112           36,534
                                                     -------------    ------------     -----------     ------------
NET ASSETS -- Applicable to 6,476,957, 5,609,335,
  856,895 and 21,848,339 shares, respectively, of
  common stock outstanding, par value $0.01
  (25 million shares authorized for each of the
  SBSF Fund, SBSF Convertible Securities Fund and
  SBSF Capital Growth Fund and 175 million shares
  authorized for SBSF Money Market Fund)...........  $ 113,850,429    $ 68,211,745     $ 8,426,454     $ 21,848,339
                                                     =============    ============     ===========     ============
NET ASSET VALUE AND REDEMPTION VALUE PER SHARE.....         $17.58          $12.16           $9.83            $1.00
                                                     =============    ============     ===========     ============
IDENTIFIED COST OF INVESTMENT SECURITIES...........  $  90,580,922    $ 65,787,320     $ 6,960,976     $ 21,857,523
                                                     =============    ============     ===========     ============
ANALYSIS OF NET ASSETS:
  Paid-in capital..................................  $  78,850,462    $ 59,849,771     $ 6,845,269     $ 21,848,339
  Accumulated net investment income................        187,461         440,726              --               --
  Accumulated net realized gain....................     12,645,862       1,806,110         243,484               --
  Net unrealized appreciation......................     22,166,644       6,115,138       1,337,701               --
                                                     -------------    ------------     -----------     ------------
NET ASSETS.........................................  $ 113,850,429    $ 68,211,745     $ 8,426,454     $ 21,848,339
                                                     =============    ============     ===========     ============

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                               SBSF         SBSF         SBSF
                                                                           CONVERTIBLE     CAPITAL       MONEY
                                                                 SBSF       SECURITIES     GROWTH       MARKET
                                                                 FUND          FUND         FUND         FUND
                                                             ------------  ------------  -----------  -----------
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign tax withheld of $30,686,
      $9,355, $0 and $0, respectively)...................... $  1,710,679  $  2,308,436  $    35,992  $        --
    Interest................................................      667,284     1,748,923       27,573    1,508,565
                                                             ------------  ------------  -----------  -----------
         Total Income.......................................    2,377,963     4,057,359       63,565    1,508,565
                                                             ------------  ------------  -----------  -----------
  Expenses:
    Investment advisory fees -- Note 3(a)...................      815,718       455,976       48,811       65,340
    Administration fees -- Note 3(a)........................      204,371       141,195       16,210       65,340
    Transfer agent fees.....................................       76,560        32,513       17,456       17,856
    Professional fees.......................................       71,168        42,697        9,464       11,656
    Custodian fees..........................................       30,241        18,151        6,290       10,040
    Directors' fees and expenses............................       32,707        18,380        2,084        7,291
    Federal and state registration fees.....................       30,615        20,562       11,472       15,448
    Shareholder reports.....................................       24,256        12,127        5,568        5,296
    Proxy expenses..........................................       18,032         9,958        2,336        4,736
    Distribution fees -- Note 3(c)..........................        3,910         8,815          367           --
    Amortization of deferred org. expenses -- Note 2(e).....           --            --        5,928           --
    Miscellaneous...........................................       64,110        38,037        6,433       26,458
                                                             ------------  ------------  -----------  -----------
         Total Expenses.....................................    1,371,688       798,411      132,419      229,461
    Less advisory and admin. fees waived -- Note 3(a).......           --            --      (54,630)     (65,340)
                                                             ------------  ------------  -----------  -----------
         Total Expenses after fees waived...................    1,371,688       798,411       77,789      164,121
                                                             ------------  ------------  -----------  -----------
NET INVESTMENT INCOME (LOSS)................................    1,006,275     3,258,948      (14,224)   1,344,444
                                                             ------------  ------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN:
    Net realized gain.......................................   13,315,892     1,851,621      348,226           --
    Net change in unrealized appreciation/depreciation......   14,528,504     6,158,941    1,389,568           --
                                                             ------------  ------------  -----------  -----------
    Net realized and unrealized gain........................   27,844,396     8,010,562    1,737,794           --
                                                             ------------  ------------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $ 28,850,671  $ 11,269,510  $ 1,723,570  $ 1,344,444
                                                              ===========   ===========   ==========   ==========

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 1995 AND 1994
--------------------------------------------------------------------------------

                                                                                            SBSF CONVERTIBLE
                                                             SBSF FUND                      SECURITIES FUND
                                                  --------------------------------    ----------------------------
                                                       1995              1994             1995            1994
                                                  --------------    --------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss)....................  $   1,006,275    $   1,554,471    $  3,258,948    $  3,101,305
  Net realized gain (loss)........................     13,315,892        5,764,750       1,851,621       1,961,870
  Net change in unrealized
    appreciation/depreciation.....................     14,528,504      (12,986,391)      6,158,941      (7,657,201)
                                                    -------------    -------------    ------------    ------------
  Net increase (decrease) in net assets
    resulting from operations.....................     28,850,671       (5,667,170)     11,269,510      (2,594,026)
                                                    -------------    -------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (1,381,884)      (1,435,887)     (3,264,148)     (3,072,731)
  Net realized gains..............................     (6,410,386)     (14,351,618)     (2,024,717)     (1,531,503)
                                                    -------------    -------------    ------------    ------------
  Total dividends and distributions...............     (7,792,270)     (15,787,505)     (5,288,865)     (4,604,234)
                                                    -------------    -------------    ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sales of shares...................      9,655,102       13,715,743      10,607,323      15,224,590
  Reinvestment of dividends -- Note 2(c)..........      6,965,298       13,966,927       4,584,685       3,979,303
                                                    -------------    -------------    ------------    ------------
                                                      16,620,400        27,682,670      15,192,008      19,203,893
  Cost of shares redeemed.........................    (33,561,293)     (19,050,298)    (11,805,600)    (17,697,515)
                                                    -------------    -------------    ------------    ------------
  Net increase (decrease) in net assets from
    capital stock transactions....................    (16,940,893)       8,632,372       3,386,408       1,506,378
                                                    -------------    -------------    ------------    ------------
  Total increase (decrease) in net assets.........      4,117,508      (12,822,303)      9,367,053      (5,691,882)
NET ASSETS:
  Beginning of year...............................    109,732,921      122,555,224      58,844,692      64,536,574
                                                    -------------    -------------    ------------    ------------
  End of year**...................................  $ 113,850,429    $ 109,732,921    $ 68,211,745    $ 58,844,692
                                                    =============    =============    ============    ============
  **Includes accumulated
      net investment income.......................  $     187,461    $     563,070    $    440,726    $    445,926
                                                    =============    =============    ============    ============
SHARE TRANSACTIONS:
  Shares sold.....................................        635,920          882,810         932,395       1,283,206
  Dividends reinvested............................        495,839          893,280         425,055         337,053
                                                    -------------    -------------    ------------    ------------
                                                        1,131,759        1,776,090       1,357,450       1,620,259
  Shares redeemed.................................     (2,203,122)      (1,197,072)     (1,074,238)     (1,464,670)
                                                    -------------    -------------    ------------    ------------
  Net increase (decrease).........................     (1,071,363)         579,018         283,212         155,589
                                                    =============    =============    ============    ============








































                                                     SBSF CAPITAL GROWTH FUND         SBSF MONEY MARKET FUND
                                                    ---------------------------    ----------------------------
                                                       1995              1994            1995            1994
                                                    -----------       -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss)....................  $   (14,224)     $    (6,119)     $  1,344,444    $    569,363
  Net realized gain (loss)........................      348,226          (90,508)            --              --
  Net change in unrealized
    appreciation/depreciation.....................    1,389,568          (55,497)            --              --
                                                    -----------      -----------      ------------    ------------
  Net increase (decrease) in net assets
    resulting from operations.....................    1,723,570         (152,124)        1,344,444         569,363
                                                    -----------      -----------      ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................           --               --        (1,344,444)       (569,363)
  Net realized gains..............................           --               --                --              --
                                                    -----------      -----------      ------------    ------------
  Total dividends and distributions...............           --               --        (1,344,444)       (569,363)
                                                    -----------      -----------      ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sales of shares...................    2,870,339        3,269,547        43,066,229      56,655,541
  Reinvestment of dividends -- Note 2(c)..........           --               --         1,297,266         558,485
                                                    -----------      -----------      ------------    ------------
                                                      2,870,339        3,269,547        44,363,495      57,214,026
  Cost of shares redeemed.........................     (308,806)        (632,263)      (51,120,858)    (44,830,469)
                                                    -----------      -----------      ------------    ------------
  Net increase (decrease) in net assets from
    capital stock transactions....................    2,561,533        2,637,284        (6,757,363)     12,383,557
                                                    -----------      -----------      ------------    ------------
  Total increase (decrease) in net assets.........    4,285,103        2,485,160        (6,757,363)     12,383,557
NET ASSETS:
  Beginning of year...............................    4,141,351        1,656,191        28,605,702      16,222,145
                                                    -----------      -----------      ------------    ------------
  End of year**...................................  $ 8,426,454      $ 4,141,351      $ 21,848,339    $ 28,605,702
                                                    ===========      ===========      ============    ============
  **Includes accumulated
      net investment income.......................  $        --      $        --      $         --    $         --
                                                    ===========      ===========      ============    ============
SHARE TRANSACTIONS:
  Shares sold.....................................      343,971          419,260        43,066,229      56,655,541
  Dividends reinvested............................           --               --         1,297,266         558,485
                                                    -----------      -----------      ------------    ------------
                                                        343,971          419,260        44,363,495      57,214,026
  Shares redeemed.................................      (34,601)         (81,955)      (51,120,858)    (44,830,469)
                                                    -----------      -----------      ------------    ------------
  Net increase (decrease).........................      309,370          337,305        (6,757,363)     12,383,557
                                                    ===========      ===========      ============    ============


                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SBSF FUND
                                      ---------------------------------------------------------
                                                   FISCAL YEAR ENDED NOVEMBER 30,
                                      ---------------------------------------------------------
                                        1995         1994        1993        1992        1991
                                      --------     --------    --------    --------    --------
Per Share Operating Performance:
Net asset value, beginning of
  period............................    $14.54       $17.59      $15.64      $16.47      $15.57
 Net investment income (loss).......      0.15         0.21        0.34        0.42        0.50
 Net realized and unrealized gain
 (loss).............................      3.98        (0.94)       3.01        0.91        1.40
                                      --------     --------    --------    --------    --------
Total from investment operations....      4.13        (0.73)       3.35        1.33        1.90
Less dividends and distributions:
 Dividends from net investment
 income.............................     (0.20)       (0.20)      (0.39)      (0.56)      (0.59)
 Distributions from net realized
 gains..............................     (0.89)       (2.12)      (1.01)      (1.60)      (0.41)
                                      --------     --------    --------    --------    --------
Total dividends and distributions...     (1.09)       (2.32)      (1.40)      (2.16)      (1.00)
                                      --------     --------    --------    --------    --------
Net asset value, end of period......    $17.58       $14.54      $17.59      $15.64      $16.47
                                      ========     ========    ========    ========    ========
Total Investment Return.............    +30.37%       -4.99%     +22.95%      +8.56%     +12.89%
Ratios/Supplemental Data:
Net assets end of period (in
 thousands).........................  $113,850     $109,733    $122,555    $105,325    $130,171
Ratio of expenses to average net
 assets.............................      1.26%        1.23%       1.15%       1.16%       1.15%
Ratio of net investment income
 (loss) to average net assets.......      0.93%        1.31%       2.05%       2.68%       3.11%
Decrease reflected in above expense
 ratios due to advisory and
 administration fees waived.........        --           --          --          --          --
                                      --------     --------    --------    --------    --------
Portfolio Turnover Rate.............        59%          83%         70%         45%         50%




                                              SBSF CONVERTIBLE SECURITIES FUND                      SBSF CAPITAL GROWTH FUND
                                      ----------------------------------------------------       -------------------------------
                                               FISCAL YEAR ENDED NOVEMBER 30,                             NOVEMBER 30,
                                      ----------------------------------------------------       -------------------------------
                                       1995       1994         1993         1992       1991       1995        1994       1993(1)
                                      -------    -------     --------     -------    -------     --------     -------    -------
Per Share Operating Performance:
Net asset value, beginning of
  period............................    $11.05      $12.48     $10.98     $10.65      $9.15        $7.56       $7.88      $8.00
 Net investment income (loss).......      0.60        0.61       0.57       0.59       0.67        (0.02)      (0.01)(4)  (0.05)
 Net realized and unrealized gain
 (loss).............................      1.50       (1.12)      1.79       0.56       1.63         2.29       (0.31)(4)  (0.07)
                                       -------     -------    -------    -------    -------       ------      ------     -------
Total from investment operations....      2.10       (0.51)      2.36       1.15       2.30         2.27       (0.32)     (0.12)
Less dividends and distributions:
 Dividends from net investment
 income.............................     (0.61)      (0.61)     (0.57)     (0.72)     (0.71)          --          --         --
 Distributions from net realized
 gains..............................     (0.38)      (0.31)     (0.29)     (0.10)     (0.09)          --          --         --
                                       -------     -------    -------    -------    -------       ------      ------     -------
Total dividends and distributions...     (0.99)      (0.92)     (0.86)     (0.82)     (0.80)          --          --         --
                                       -------     -------    -------    -------    -------       ------      ------     -------
Net asset value, end of period......    $12.16      $11.05     $12.48     $10.98     $10.65        $9.83       $7.56      $7.88
                                       =======     =======    =======    =======    =======       ======      ======    =======
Total Investment Return.............    +20.43%      -4.36%    +22.42%    +11.20%    +26.33%      +30.03%      -4.06%     -1.50%(2)
Ratios/Supplemental Data:
Net assets end of period (in
 thousands).........................   $68,212     $58,845    $64,537    $42,442    $28,123       $8,426      $4,141     $1,656
Ratio of expenses to average net
 assets.............................      1.31%       1.30%      1.24%      1.32%      1.37%        1.20%       1.22%      2.50%(3)
Ratio of net investment income
 (loss) to average net assets.......      5.36%       5.20%      4.75%      6.78%      8.50%       -0.22%      -0.17%    -12.65%(3)
Decrease reflected in above expense
 ratios due to advisory and
 administration fees waived.........        --          --         --         --         --         0.84%       1.00%      0.93%
                                       -------     -------    -------    -------    -------       ------      ------     -------
Portfolio Turnover Rate.............        52%         49%        30%        42%        53%          97%         80%         0%










                                                     SBSF MONEY MARKET FUND
                                       -----------------------------------------------------
                                                  FISCAL YEAR ENDED NOVEMBER 30,
                                       -----------------------------------------------------
                                         1995        1994       1993       1992       1991
                                       --------    --------   --------   --------   --------
Per Share Operating Performance:
Net asset value, beginning of
  period............................     $1.000      $1.000     $1.000    $1.000     $1.000
 Net investment income (loss).......      0.051       0.034      0.026     0.034      0.058
 Net realized and unrealized gain
 (loss).............................         --          --         --        --         --
                                       --------     -------    -------   -------    -------
Total from investment operations....      0.051       0.034      0.026     0.034      0.058
Less dividends and distributions:
 Dividends from net investment
 income.............................     (0.051)     (0.034)    (0.026)    (0.34)    (0.058)
 Distributions from net realized
 gains..............................         --          --         --        --         --
                                       --------     -------    -------   -------    -------
Total dividends and distributions...     (0.051)     (0.034)    (0.026)   (0.034)    (0.058)
                                       --------     -------    -------   -------    -------
Net asset value, end of period......     $1.000      $1.000     $1.000    $1.000     $1.000
                                       ========     =======    =======   =======    =======
Total Investment Return.............      +5.26%      +3.37%     +2.61     +3.48%     +6.00%
Ratios/Supplemental Data:
Net assets end of period (in
 thousands).........................    $21,848     $28,606    $16,222   $12,531    $20,493
Ratio of expenses to average net
 assets.............................       0.63%       0.59%      0.55      0.72%      0.59%
Ratio of net investment income
 (loss) to average net assets.......       5.15%       3.35%      3.16      4.20%      6.38%
Decrease reflected in above expense
 ratios due to advisory and
 administration fees waived.........       0.25%       0.25%      0.25%     0.25%      0.25%
                                       --------     -------    -------   -------    -------
Portfolio Turnover Rate.............         --          --         --        --         --

(1) From November 1, 1993 (commencement of operations) to November 30, 1993.
(2) Not annualized.
(3) Annualized.
(4) Calculated using weighted average shares outstanding.

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

Key Mutual Funds (the "Company") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Company, incorporated in Maryland on May 26, 1983 under the name SBSF Funds, Inc., is currently doing business under the name "Key Mutual Funds." Key Mutual Funds is a series company currently issuing capital stock of four different investment portfolios: SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund and SBSF Money Market Fund (the "Funds"). The Company has 250 million shares of $.01 par value capital stock authorized.
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

(a) INVESTMENT VALUATION: With respect to the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, securities traded on a national securities exchange or the Nasdaq National Market are valued at 4:00 p.m. New York time on each business day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price or, in the absence of sales, at the mean between the most recent bid and asked price. Listed debt securities and over-the-counter securities are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under the supervision of the Board of Directors. The SBSF Money Market Fund values its portfolio securities at 12:00 p.m. New York time on each business day. Short-term investments with maturities of sixty days or less owned by the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund, as well as all investments in the SBSF Money Market Fund, are valued at amortized cost, which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Discounts on debt securities are accreted to interest income over the life of the security with a corresponding increase in the security's cost basis.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. The SBSF Money Market Fund declares dividends daily from net investment income; such dividends are paid monthly. The SBSF Convertible Securities Fund declares and pays dividends from net investment income quarterly. The SBSF Fund and SBSF Capital Growth Fund declare and pay dividends from net investment income semi-annually. With respect to each Fund, dividends from net realized capital gains, offset by loss carryovers, if any, are declared and paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

(d) EXPENSES: Assets, liabilities and operations are accounted for separately by each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to the several Funds are allocated among them in relation to the net assets of each Fund or on another reasonable basis.

(e) ORGANIZATIONAL EXPENSES: Costs incurred in connection with the organization of the SBSF Capital Growth Fund amounted to $29,638. Such amount is being amortized on a straight-line basis over a period not to exceed sixty months from the date the Fund commenced operations.
--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY AND ADMINISTRATION FEES

On January 18, 1995, Spears, Benzak, Salomon & Farrell, Inc., the Funds' investment adviser (the "Adviser") entered into a Share Exchange Agreement and Plan of Reorganization which provided for the subsequent acquisition of the Adviser by KeyCorp Asset Management Holdings, Inc. ("KAMHI"), on April 5, 1995. As a result of the acquisition, the Adviser became a wholly owned subsidiary of KAMHI, and an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, a financial services company. This change of control of the

Adviser was deemed under the Act to be an assignment of the Investment Advisory Agreement between the Funds and the Adviser, which, in accordance with the terms of the Act, resulted in the termination of the Investment Advisory Agreement. At the Annual Meeting of Shareholders of the Funds held on March 29, 1995, the shareholders of each of the Funds approved a new Investment Advisory Agreement with the Adviser, which is substantially similar to, including the same fee schedules as, the Funds' previous agreements.

Fees incurred by the Funds, pursuant to the provisions of the Investment Advisory Agreement with the Adviser, are payable monthly and are computed based on the value of the average daily net assets of each Fund at the following annual rates:

           SBSF Fund.............................................   .75%
           SBSF Convertible Securities Fund......................   .75%
           SBSF Capital Growth Fund..............................   .75%
           SBSF Money Market Fund................................   .25%

The Investment Advisory Agreement further provides that if in any fiscal year the aggregate expenses of any Fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over a Fund, the Adviser, in its capacity as Adviser and Administrator, will reimburse that Fund for the excess expense to the extent required by such state laws. The Adviser discontinued its voluntary waiver of advisory fees for the SBSF Capital Growth Fund on October 1, 1995. During the year ended November 30, 1995, advisory fees incurred by the SBSF Capital Growth Fund amounted to $48,811, of which $38,420 were waived. During the year ended November 30, 1995, advisory fees incurred by the SBSF Money Market Fund amounted to $65,340, which were waived by the Adviser. The Adviser presently intends to continue to waive the advisory fees for the SBSF Money Market Fund.

Pursuant to an Administration Agreement, in consideration of its administration fee, the Adviser performs clerical, accounting, regulatory compliance and shareholder servicing for the Funds. The Adviser also provides the Funds with personnel to perform these functions, and performs such other services as the Funds may from time to time request. For the services rendered to the Funds and related expenses borne by the Adviser as Administrator, each Fund pays the Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at an annual rate of 0.25 of 1% of the first $50 million; 0.15 of 1% of the next $50 million; and 0.05 of 1% of such net assets in excess of $100 million. The administration fee incurred by the SBSF Capital Growth Fund amounted to $16,210 for the year ended November 30, 1995 and was voluntarily waived by the Adviser. On January 1, 1996, the Adviser discontinued its voluntary waiver of administration fees for the SBSF Capital Growth Fund.

(b) DIRECTORS' FEES: Fees of $7,500 per annum, and $750 per meeting, are paid to each director.

(c) DISTRIBUTION FEES: Pursuant to a plan adopted under Rule 12b-1 under the Act, the Funds are permitted to make distribution payments to brokers, dealers and others ("Participants") of up to 0.25% of the net asset value of shares of the Funds issued as a result of such Participants' sales efforts.
--------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended November 30, 1995, the cost of purchases and the proceeds from sales of investment securities, excluding short-term securities, for the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, amounted to:

                                                                        PURCHASES          SALES
                                                                       -----------      -----------
           SBSF Fund:
             Stocks and bonds.......................................   $60,592,919      $67,106,084
             U.S. Government obligations............................     3,000,000        8,859,009
           SBSF Convertible Securities Fund:
             Stocks and bonds.......................................    29,914,140       21,664,001
             U.S. Government obligations............................     5,964,375        9,919,262
           SBSF Capital Growth Fund:
             Stocks.................................................     8,781,322        6,274,156

---------------------------------------------------------------------------------------------------

NOTE 5 -- FEDERAL INCOME TAX STATUS

It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no Federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

During the year ended November 30, 1995, the SBSF Capital Growth Fund utilized net capital loss carryovers of $90,518 which were offset against 1995 capital gain distributions. See Note 7. For the year ended November 30, 1995, the SBSF Capital Growth Fund reclassified its net investment loss of $14,224 from accumulated net investment loss to accumulated net realized gain.
--------------------------------------------------------------------------------
NOTE 6 -- RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

At an Annual Meeting of Shareholders held on March 29, 1995, the shareholders of the Funds voted "For" three proposals. A description of the proposals, including the voting results, is presented below:

  (1) Approval of a new Investment Advisory Agreement (see Note 3):

                                                      SHAREHOLDER VOTES
                                             -----------------------------------
                                                 FOR         AGAINST     ABSTAIN
                                             -----------     -------     -------
SBSF Fund................................      4,504,795      1,577       1,731
SBSF Convertible Securities Fund.........      3,203,947         83          --
SBSF Capital Growth Fund.................        430,857         --          --
SBSF Money Market Fund...................     19,433,375         --          --

  (2) Election of Directors to hold office until the next annual meeting of shareholders and until their successors are elected and have qualified:

                                             SHAREHOLDER
                                                VOTES
                                             -----------
Edward P. Campbell
    For..................................     27,557,326
    Withheld.............................         19,039
Ted H. McCourtney, Jr.
    For..................................     27,573,278
    Withheld.............................          3,087
Eugene J. McDonald
    For..................................     27,573,278
    Withheld.............................          3,087
Frank A. Weil
    For..................................     27,573,278
    Withheld.............................          3,087
Leigh A. Wilson
    For..................................     27,557,326
    Withheld.............................         19,039

  (3) Ratification of the appointment of Price Waterhouse LLP as independent accountants to audit the accounts of the Funds for the fiscal year ended November 30, 1995:

                                             SHAREHOLDER
                                                VOTES
                                             -----------
For......................................     27,556,632
Against..................................          4,968
Abstain..................................         14,765

--------------------------------------------------------------------------------
NOTE 7 -- SUBSEQUENT EVENTS

DIVIDEND AND CAPITAL GAIN DISTRIBUTION:

On December 14, 1995, the Board of Directors declared the following dividends and distributions per share:

                                                                         SBSF               SBSF
                                                         SBSF         CONVERTIBLE          CAPITAL
                                                         FUND       SECURITIES FUND      GROWTH FUND
                                                        ------      ---------------      -----------
           Net investment income.....................   $0.042          $ 0.142            $    --
           Short-term capital gains..................    0.876            0.030              0.298
           Long-term capital gains...................    1.064            0.290                 --
                                                        ------          -------            -------
             Total Distribution......................   $1.982          $ 0.462            $ 0.298
                                                        ======          =======            =======

These dividends were paid on December 21, 1995 to shareholders of record as of December 19, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
Key Mutual Funds (SBSF Funds, Inc.):

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund and SBSF Money Market Fund, (Key Mutual Funds (SBSF Funds, Inc.), hereafter referred to as the "Fund") at November 30, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
    -----------------------------
    PRICE WATERHOUSE LLP
    New York, New York
    January 17, 1996

                               BOARD OF DIRECTORS

                          EDWARD P. CAMPBELL, DIRECTOR
                       Director, Executive Vice President
                         and Chief Operating Officer of
                              Nordson Corporation
                                 Westlake, Ohio

                          EUGENE J. MCDONALD, DIRECTOR
                Executive Vice President for Asset Management of
             Duke University, and President of Duke Management Co.
                             Durham, North Carolina

                     FRANK A. WEIL, NON-EXECUTIVE CHAIRMAN
                    Chairman and Chief Executive Officer of
                            Abacus Associates, Inc.
                               New York, New York

                           LEIGH A. WILSON, PRESIDENT
                    Chairman and Chief Executive Officer of
                        Glenleigh International Limited
                               New York, New York




                                      LOGO

                                KEY MUTUAL FUNDS

                      INVESTMENT ADVISER AND ADMINISTRATOR
                    Spears, Benzak, Salomon & Farrell, Inc.
                              45 Rockefeller Plaza
                            New York, New York 10111

                                    COUNSEL
                            Morrison & Foerster LLP
                            2000 Pennsylvania Avenue
                              Washington, DC 20006

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                   CUSTODIAN
                         KeyTrust Company of Ohio, N.A.
                               127 Public Square
                             Cleveland, Ohio 44114

                                 TRANSFER AGENT
                       Primary Funds Service Corporation
                                 P.O. Box 9742
                           Providence, RI 02940-9742

                                  DISTRIBUTOR
                            Concord Financial Group
                              125 West 55th Street
                            New York, New York 10019



                                      LOGO